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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K


                                 Current Report


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  July 25, 2005
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                       1-10218                13-3489233
(State or other jurisdiction of   (Commission file number)      (I.R.S. Employer
incorporation or organization)                               Identification No.)

                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)

                                 (248) 824-2500
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01         REGULATION FD DISCLOSURE.

On July 25, 2005, Collins & Aikman Corporation, together with its domestic subsidiaries (collectively, the "Company"), filed their Monthly Operating Report covering the period from June 1, 2005 to June 30, 2005 (the "Monthly Operating Report"), with the United States Bankruptcy Court for the Eastern District of Michigan (the "Bankruptcy Court"). A copy of certain financial information included in the Monthly Operating Report is attached as Exhibit 99.1 to this Form 8-K. The complete Monthly Operating Report can be found at http://www.kccllc.net/documents/0555927/0555927050726000000000018.pdf.

The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report does not include financial information regarding the Company's foreign affiliates. The financial information in the Monthly Operating Report is unaudited and does not purport to show the financial statements of the Company in accordance with accounting principles generally accepted in the United States ("GAAP"). The Company cautions readers not to place undue reliance upon the Monthly Operating Report. There can be no assurance that such information is complete. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the Bankruptcy Code and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.

The foregoing information, including Exhibit 99.1, are being furnished under
Item 7.01 of Form 8-K. The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Collins & Aikman Corporation specifically incorporates the information by reference.


Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


The employment of John Galante, former Vice President and Treasurer, terminated on July 29, 2005.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 5, 2005


                                   COLLINS & AIKMAN CORPORATION


                                   By: /s/ Jay B. Knoll
                                       ---------------------------------------
                                       Name:  Jay B. Knoll
                                       Title: Vice President & General Counsel
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                                  EXHIBIT INDEX

    Exhibit No.                            Description

99.1                  Certain Financial Information from the Monthly Operating
                      Report of Collins & Aikman Corporation and its domestic subsidiaries for the month of June 2005, filed with the United States Bankruptcy Court for the Eastern District of
                      New York on July 25, 2005.
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